UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 22, 2006

REDDY ICE HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-110442-04	56-2381368
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer Identification
of incorporation)		No.)

8750 North Central Expressway, Suite 1800

Dallas, Texas  75231

(Address of principal executive offices)

Registrant’s telephone number, including area code: (214) 526-6740

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                                          Entry into a Material Definitive Agreement.

On February 22, 2006, the Compensation Committee of the Board of Directors of Reddy Ice Holdings, Inc. (the “Company”), pursuant to delegated authority, approved revised compensatory arrangements with respect to certain of our executive officers. Pursuant to the revised compensatory arrangements, certain of our officers received an increase in their base salaries effective April 7, 2006. Each executive officer’s base salary was increased in accordance with the terms of such executive officer’s employment agreement, in each case dated as of August 14, 2003. Set forth below are the revised base salaries for the our Chief Executive Officer and the other named executive officers whose salaries were revised:

Name	Position	Annual Salary, effective April 7, 2006
William P. Brick	Chairman of the Board & Chief Executive Officer	$450,000
Jimmy C. Weaver	President & Chief Operating Officer	$315,000
Steven J. Janusek	Executive Vice President, Chief Financial Officer & Secretary	$230,000

Item 5.02.                                          Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective February 22, 2006, Beth L. Bronner retired from the Board of Directors of the Company and the Board appointed Michael S. McGrath to fill the resulting vacancy on the Board. The Board has determined that Mr. McGrath is “independent,” as defined under and required by the Federal securities laws and the rules of the New York Stock Exchange.

Mr. McGrath will serve as a member of the Board’s Audit and Corporate Governance and Nominating Committees. In addition, the Board elected Robert N. Verdecchio as chairman of the Corporate Governance and Nominating Committee and Theodore J. Host as chairman of the Compensation Committee.

Mr. McGrath will receive compensation and perquisites in accordance with policies and procedures previously approved by the Board for non-employee directors of the Company.

On February 23, 2006, the Company issued a press release regarding the appointment of Mr. McGrath to the Board. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01.                                          Financial Statements and Exhibits.

(c)  Exhibits.

99.1†                               Press Release dated February 23, 2006.

†                                                      Filed herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:                    February 23, 2006

REDDY ICE HOLDINGS, INC.

By:	/s/ Steven J. Janusek
	Name:	Steven J. Janusek
	Title:	Chief Financial and Accounting
Officer

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